UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 28, 2022

NorthWestern Corporation
(Exact name of registrant as specified in its charter)

Delaware			1-10499	46-0172280
(State or other jurisdiction of incorporation or organization)			(Commission File Number)	(I.R.S. Employer Identification No.)
3010 W. 69th Street	Sioux Falls	South Dakota		57108
(Address of principal executive offices)				(Zip Code)
Registrant’s telephone number, including area code: 605-978-2900

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock	NWE	Nasdaq Stock Market LLC
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging Growth Company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.
☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers
Appointment of Director
On July 28, 2022, the Board of Directors of NorthWestern Corporation d/b/a NorthWestern Energy (Nasdaq: NWE) (NorthWestern) elected Kent T. Larson to the Board, with a term commencing immediately and expiring at the Company's next Annual Meeting of Stockholders scheduled for April 28, 2023, at which time Mr. Larson is expected to be nominated for approval by the Company's stockholders.
Mr. Larson will serve on the Audit Committee and the Safety, Environmental, Technology, and Operations Committee of the Board. He will receive compensation for Board service consistent with compensation received by the Company's other non-employee directors (which is described in the Company's Proxy Statement dated March 7, 2022).
Mr. Larson has over 38 years of experience in the utility industry with Xcel Energy, retiring in 2020 as its executive vice president and group president. He directed overall operations for Xcel Energy, including overseeing $45 billion of assets and 8,000 employees, as well as providing strategic direction and leadership to the company’s generation, transmission, distribution, gas, energy trading and supply chain businesses. Along with Larson’s experience with Xcel Energy, he currently serves on the board of directors of Adolfson & Peterson Construction Company, a construction company, Quanta Services West, a utility construction company and subsidiary of Quanta Services, and Regions Hospital, a hospital based in St. Paul, Minnesota, providing specialty care across the Twin Cities and western Wisconsin.
The press release announcing the appointment of Mr. Larson to the Board is furnished as Exhibit 99.1 hereto and is incorporated herein by reference.

Item 9.01    Financial Statements and Exhibits.

Exhibit No.	Description of Document
99.1*	Press Release, dated August 1, 2022

* filed herewith
Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NorthWestern Corporation

By:	/s/ Timothy P. Olson
Timothy P. Olson
Corporate Secretary
Date: August 1, 2022